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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------
      Date of Report (Date of earliest event reported): September 4, 2007


                             SLADE'S FERRY BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                000-23904               04-3061936
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

(b) On September 4, 2007, Slade's Ferry Bancorp (the "Company") was informed of the death of director William J. Sullivan, who passed away that day. Mr. Sullivan served as director of the Company since 1985, including years of service on the Board of Directors of Slade's Ferry Trust Company, the Company's wholly-owned subsidiary. He served on the Company's Executive Committee and Compensation Committee. Mr. Sullivan will be greatly missed.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SLADE'S FERRY BANCORP
                                       ---------------------
                                       (Registrant)


                                       By:     /s/ Mary Lynn D. Lenz
                                               --------------------------------
                                       Name:   Mary Lynn D. Lenz
                                       Title:  President and Chief Executive
                                               Officer

Date:  September 10, 2007